                                 MAIRS AND POWER
                                GROWTH FUND, INC.

May 19, 2003                                                  1ST QUARTER REPORT
To Our Shareholders:                                              March 31, 2003

     Mairs and Power Growth Fund shares registered a decline of 2.6% in the quarter ended March 31, 2003. This compares favorably with declines of 3.1% for the Standard & Poor's 500 Stock Index and 3.6% for the Dow Jones Industrial average. The average domestic stock fund had a decline of 3.3%. Our ten year average annual return of 14.9% once again placed us on the WALL STREET JOURNAL list of the fifty best performing mutual funds for the past ten year period and within that list we ranked 2nd among the diversified stock funds. Our fifteen year average annual return of 15.2% ranked 4th among all diversified stock funds according to a similar survey in the April 7th issue of BARRON'S. The April issue of CONSUMER REPORTS contained its annual Mutual Fund ratings. Only 40 stock funds were recommended, five of which were categorized as Blend Funds and our fund placed at the top of that list. Blend Funds are funds that place emphasis on valuation as well as growth. This is the third consecutive year that the Fund has appeared on CONSUMER REPORTS recommended list.

     Economic growth remained lackluster in the first quarter with Gross Domestic Product rising at an annual rate of 1.6%, only marginally higher than the revised 1.4% rate in the fourth quarter of 2002. Growth was held down by one-time factors including war worries and bad winter weather. However, prospects for the current quarter are better. In addition, personal income remains firm which bodes well for further growth in consumer spending this spring. Consumer spending accounts for two-thirds of the economy and has been the bulwark of the economy over the past two years. The housing market remains healthy with new-home sales in March rising at a 7% annual rate. One major area of concern remains the weak labor market with the unemployment rate hovering around 6.0%. Employers are reluctant to add to their payrolls until they see stronger economic growth. The other major concern is continuing weakness in the economies of Japan and Germany, the second and third largest economies in the World. The stock market has now recovered from the 10% decline which occurred as investors awaited the onset of hostilities in Iraq and attention is now focused on the economy and corporate earnings. Most economists expect a gradual strengthening in the economy over the balance of the year. Business inventories are low and need rebuilding. Capital spending is showing modest signs of strengthening. Corporate earnings for the March quarter exceeded expectations and rose 13% from the year-earlier period. These results are impressive in light of the economy's tepid growth rate in the quarter and they reflect more than just companies laying off workers. For three years now, businesses have made wrenching adjustments in order to be more profitable. They have eliminated excess capacity, slashed inventories, increased productivity and reduced interest costs by refinancing high cost debt. Based on the generally accepted assumption that U.S. economic and profit growth will gradually strengthen over the course of the year, we find the stock market to be moderately valued, on average. While certain areas of the market are fully priced, other areas have valuation levels we find compelling. Consequently, we expect generally higher valuations over the course of the year.

     In order to strengthen confidence in corporate governance and Board independence, the mutual fund industry is moving in the direction of reduced management participation on fund boards. We wish to be in forefront of Best Practices and accordingly at the April 15th meeting, George Mairs, who had reached Board retirement age, tendered his resignation along with Peter Robb. However, both will continue their current role as fund officers. William Frels continues as the management member on the Board.

          George A. Mairs, President      William B. Frels, Co-Manager

SCHEDULE OF INVESTMENTS

                                                                  MARCH 31, 2003

NUMBER OF SHARES                     COMMON STOCKS                            MARKET VALUE
-----------------   ---------------------------------------------           ---------------
                    BASIC INDUSTRIES  12.4%
   728,100          BMC Industries, Inc.  *                                   $     946,530
   610,000          Bemis Company, Inc.                                          25,656,600
   510,000          Ecolab, Inc.                                                 25,158,300
 1,050,000          H. B. Fuller                                                 24,276,000
   757,800          The Valspar Corporation                                      31,016,754
                                                                            ---------------
                                                                                107,054,184
                                                                            ---------------
                    CAPITAL GOODS  12.1%
   890,000          Donaldson Company, Inc.                                      32,556,200
 1,181,662          Graco Inc.                                                   33,204,702
 1,280,100          MTS Systems Corporation                                      13,825,080
   690,000          Pentair, Inc.                                                24,391,500
                                                                            ---------------
                                                                                103,977,482
                                                                            ---------------
                    CONSUMER CYCLICAL  8.6%
 1,380,000          Target Corporation                                           40,378,800
   479,800          The Toro Company                                             33,609,990
                                                                            ---------------
                                                                                 73,988,790
                                                                            ---------------
                    CONSUMER STAPLE  10.6%
   814,000          General Mills, Inc.                                          37,077,700
 1,470,000          Hormel Foods Corporation                                     31,119,900
    70,000          International Multifoods Corp.  *                             1,352,400
 1,400,000          SUPERVALU Inc.                                               21,700,000
                                                                            ---------------
                                                                                 91,250,000
                                                                            ---------------
                    DIVERSIFIED  6.0%
   840,000          General Electric Company                                     21,420,000
   233,000          3M Company                                                   30,296,990
                                                                            ---------------
                                                                                 51,716,990
                                                                            ---------------
                    FINANCIAL  15.1%
   700,000          St. Paul Companies, Inc.                                     22,260,000
   960,000          TCF Financial Corporation                                    38,438,400
 1,420,350          U.S. Bancorp                                                 26,958,243
   940,000          Wells Fargo & Company                                        42,290,600
                                                                            ---------------
                                                                                129,947,243
                                                                            ---------------
                    HEALTH CARE  21.1%
   850,000          Baxter International, Inc.                                   15,844,000
   570,000          Johnson & Johnson                                            32,985,900
   940,000          Medtronic, Incorporated                                      42,412,800
   385,000          Merck & Co.                                                  21,090,300
 1,110,000          Pfizer Inc.                                                  34,587,600
   720,000          St. Jude Medical, Inc. *                                     35,100,000
                                                                            ---------------
                                                                                182,020,600
                                                                            ---------------
                    TECHNOLOGY  8.8%
 2,100,000          ADC Telecommunications Inc. *                                 4,326,000
 1,260,000          Ceridian *                                                   17,614,800
 1,200,000          Corning, Inc. *                                               7,008,000
 1,287,030          eFunds Corp. *                                                8,841,896
   518,050          Emerson Electric Co.                                         23,493,567
   688,750          Honeywell International Inc.                                 14,711,700
                                                                            ---------------
                                                                                 75,995,963
                                                                            ---------------
                    UTILITIES  2.0%
   490,000          Verizon Communications                                       17,321,500
                                                                            ---------------

                    TOTAL COMMON STOCKS  96.7%                                  833,272,752
                    SHORT TERM INVESTMENTS  3.4%
19,113,067          First American Prime Obligation Fund Class I                 19,113,067
10,544,410          Merrill Lynch Institutional Money Market Fund                10,544,410
                                                                            ---------------
                                                                                 29,657,477
                                                                            ---------------
                    TOTAL INVESTMENTS  100.1%                                   862,930,229
                    OTHER ASSETS AND LIABILITIES (NET) -0.1%                       (594,153)
                                                                            ---------------
                    NET ASSETS  100%                                          $ 862,336,076
                                                                            ===============

*Non-income producing

STATEMENT OF NET ASSETS                                        AT MARCH 31, 2003

ASSETS
Investments at market value (cost $712,906,162)                                                     $  833,272,752
Cash                                                                                                    29,657,477
Dividends receivable                                                                                     1,139,865
Receivables for securities sold, not yet delivered                                                               0
Prepaid expense                                                                                             20,410
                                                                                                    --------------
                                                                                                       864,090,504

LIABILITIES

Accrued management fee                                                    $    424,720
Accrued custodian and transfer agent fee                                        97,680
Payable for securities purchased, not yet received                           1,232,028                   1,754,428
                                                                          ------------              --------------
NET ASSETS
Equivalent to $48.00 per share on 17,965,601 shares outstanding                                     $  862,336,076
                                                                                                    ==============

STATEMENT OF CHANGES IN NET ASSETS     FOR THE THREE MONTHS ENDED MARCH 31, 2003

NET ASSETS, December 31, 2002                                                                       $  850,301,939
Net investment income, per statement below                                $  2,320,795
Distribution to shareholders                                                       (17)                  2,320,778
                                                                          ------------
Fund shares issued and repurchased:
   Received for 1,164,442 shares issued                                     56,137,729
   Paid for 462,095 shares repurchased                                     (22,175,866)                 33,961,863
                                                                          ------------
Decrease in unrealized net appreciation of investments                                                 (24,248,499)
Net gain realized from sales of securities                                                                      (5)
                                                                                                    --------------
NET ASSETS, March 31, 2003                                                                          $  862,336,076
                                                                                                    ==============

STATEMENT OF NET INVESTMENT INCOME     FOR THE THREE MONTHS ENDED MARCH 31, 2003

INVESTMENT INCOME
Dividends                                                                                           $    3,932,182
Other income                                                                                                    83
                                                                                                    --------------
                                                                                                         3,932,265

EXPENSES
Management fee (Note A)                                                   $  1,257,864
Fees and expenses of custodian, transfer agent and
    dividend disbursing agent (Note A)                                         166,673
Legal and auditing fees and expenses                                             8,325
Insurance                                                                        5,090
Other Fees and Expenses                                                        173,518                   1,611,470
                                                                          ------------              --------------
NET INVESTMENT INCOME                                                                               $    2,320,795
                                                                                                    ==============

NOTE A: The investment management fee was paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment management fees are paid to the adviser pursuant to an advisory agreement approved by the Directors of the Fund. The management fee is computed each month at an annual rate of 0.60% based on the Fund's average daily net assets. The transfer agent fee was paid to U.S. Bancorp Fund Services, LLC which serves as transfer agent.

SUPPLEMENTARY INFORMATION: 1) The directors of the Fund not affiliated with Mairs and Power, Inc. received no compensation as there were no meetings scheduled during this three month period. No compensation was paid to any other director or officer of the Fund. 2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes. 3) Purchases and sales of investment securities during the three months ended March 31, 2003 aggregated $32,310,620 and 0, respectively.

                                 MAIRS AND POWER
                                GROWTH FUND, INC.

                                 A NO-LOAD FUND

 W1520 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101-1363
 Investment Manager: 651-222-8478        Shareholder Information: 800-304-7404
                              www.mairsandpower.com

     SUMMARY OF FINANCIAL INFORMATION

     This table covers a period of generally rising common stock prices. The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

                                                                                  PER SHARE
                                                                 --------------------------------------------
                                                                                DISTRIBUTIONS      DIVIDENDS
                                                                                 OF REALIZED        FROM NET
                              SHARES            TOTAL NET        NET ASSET       SECURITIES        INVESTMENT
           DATES            OUTSTANDING           ASSETS           VALUE            GAINS            INCOME
      -------------         -----------       ------------       ---------      -------------      ----------
      Dec. 31, 1983          1,763,184        $ 18,972,177       $ 10.76           $ 0.35            $ 0.24
      Dec. 31, 1984          1,744,138          17,304,204          9.92             0.38              0.23
      Dec. 31, 1985          1,713,476          21,553,457         12.58             0.43              0.23
      Dec. 31, 1986          1,787,700          22,235,453         12.44             1.37              0.20
      Dec. 31, 1987          1,828,278          19,816,097         10.84             1.15              0.24
      Dec. 31, 1988          1,858,078          20,630,251         11.11             0.61              0.21
      Dec. 31, 1989          1,733,168          22,630,081         13.06             0.92              0.22
      Dec. 31, 1990          1,734,864          22,501,587         12.97             0.35              0.21
      Dec. 31, 1991          1,808,046          31,440,529         17.39             0.79              0.20
      Dec. 31, 1992          1,913,628          34,363,306         17.96             0.58              0.20
      Dec. 31, 1993          2,012,570          39,081,010         19.42             0.61              0.22
      Dec. 31, 1994          2,128,038          41,889,850         19.69             0.49              0.33
      Dec. 31, 1995          2,490,650          70,536,880         28.32             0.76              0.28
      Dec. 31, 1996          4,322,492         150,161,759         34.74             0.70              0.36
      Dec. 31, 1997          9,521,030         412,590,619         43.34             0.96              0.39
      Dec. 31, 1998         12,525,664         580,460,523         46.34             0.68              0.36
      Dec. 31, 1999         11,771,794         546,836,085         46.46             2.74              0.47
      Dec. 31, 2000         10,891,038         581,668,419         53.41             4.82              0.55
      Dec. 31, 2001         12,490,964         679,026,689         54.36             2.00              0.51
      Dec. 31, 2002         17,263,254         850,301,939         49.26             0.24              0.45
      Mar. 31, 2003         17,965,601         862,336,076         48.00              -                 -

    The above data has been adjusted to reflect the 2-for-1 stock split paid to shareholders on October 10, 2001.

    No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

    This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus. Please call or write if you desire further information.

                          AVERAGE ANNUAL TOTAL RETURNS

   THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIOD ENDED MARCH 31, 2003)
                                 ARE AS FOLLOWS:

 1 YEAR: -16.1%                  5 YEARS: +5.5%                10 YEARS: +14.9%

  PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT
                WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
             REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL
                                      COST.

                             OFFICERS AND DIRECTORS

  George A. Mairs, III           William B. Frels              Peter G. Robb              Lisa J. Hartzell
        President             Secretary and Director           Vice-President                 Treasurer

  Norbert J. Conzemius            Charlton Dietz             Charles M. Osborne           Edward C. Stringer
        Director                     Director                     Director                     Director
